EMPLOYEE BENEFIT PLANS	12 Months Ended
Dec. 31, 2012
EMPLOYEE BENEFIT PLANS
16.	EMPLOYEE BENEFIT PLANS

(a) Retirement benefits

Contributions to the various retirement schemes are fully expensed during the period in which they are incurred. The cost of providing retirement benefits for the Company’s defined contribution plans for year ended December 31, 2012 was $62.8 million (fiscal year ended December 31, 2011: $65.8 million; six months ended December 31, 2010: $33.6 million; fiscal year ended June 30, 2010: $67.2 million). There are no post retirement defined benefit plans.

(b) Share option schemes

The Gold Fields group grants equity-settled instruments comprising share options and restricted shares to directors, certain officers and employees. Sibanye Gold participated in the GF Management Incentive Scheme, the Gold Fields Limited 2005 Share Plan and the Gold Fields Limited 2012 Share Plan up to the Spin-off from Gold Fields. All plans are equity-settled.

The Gold Fields Limited 2005 Share Plan: At the Gold Fields’ annual general meeting held on November 17, 2005, the shareholders approved The Gold Fields Limited 2005 Share Plan, or The 2005 Plan, under which employees, including executive directors, are compensated.

The 2005 Plan provides for two types of awards: performance vesting restricted shares, or PVRS, and performance allocated share appreciation rights, or SARS. The PVRS will only be released to participants and the SARS will vest three years after the date of the award and/or allocation of such shares. However, in respect of the PVRS, Company performance criteria need to be met in respect of awards to executives. The size of the initial allocation of SARS and PVRS is dependent on the performance of the participant at the time of allocation. The allocations under The 2005 Plan are usually made annually in March.

Details of the PVRS and SARS granted under this Plan are as follows:

	Number of PVRS	Number of SARS	Average price
			Rand	$
Outstanding at July 1, 2009	4,018,411	1,671,870	111.44	13.83
Granted during the year	2,015,425	706,345	90.65	11.96
Exercised and released	(201,055)	—	—	—
Forfeited	(271,668)	(140,143)	107.66	14.20
Conditions for vesting not met	(421,039)	—	—	—
Transfers from the Gold Fields group	22,751	80,739	115.31	15.21

Outstanding at June 30, 2010	5,162,825	2,318,811	105.44	13.93
Granted during the period	31,105	11,950	101.48	14.21
Exercised and released	(288,108)	(8,167)	102.80	14.40
Forfeited	(385,842)	(303,191)	103.31	14.47
Transfers (to)/from the Gold Fields group	(232,118)	1,949,181	103.26	14.46

Outstanding at December 31, 2010	4,287,862	3,968,584	105.97	15.70
Granted during the period	1,324,161	455,542	119.17	16.51
Exercised and released	(1,321,403)	(540,135)	111.06	15.38
Forfeited	(333,574)	(213,455)	110.69	15.33
Transfers to the Gold Fields group	(666,971)	(2,458,758)	105.93	14.67

Outstanding at December 31, 2011	3,290,075	1,211,778	107.79	13.26
Exercised and released	(829,266)	(70,119)	105.98	12.94
Forfeited	(213,581)	(131,068)	116.62	14.24
Transfers to the Gold Fields group	(16,642)	(89,085)	106.21	12.97

Outstanding at December 31, 2012	2,230,586	921,506	106.82	12.46

During the year ended December 31, 2012, some share appreciation rights’ expiry dates were extended to enable participants who were disadvantaged due to closed periods to be placed in an equitable position. The incremental fair value of the modification was $nil. No share options were extended during the year end December 31, 2011.

In terms of the 2005 Plan rules, PVRS are granted for no consideration, vest after three years from grant date and do not expire. The PVRS due to have vested in fiscal year ended June 30, 2009 did not meet the vesting conditions. None of the PVRS granted after June 30, 2009 were exercisable on December 31, 2012 and December 31, 2011.

At the time the 2005 Plan was first implemented, the release of PVRS was subject to, among other things, the Gold Fields’ relative performance on the Philadelphia XAU Index (“XAU Index”). In fiscal year ended June 30, 2008, it became evident that the XAU Index was not representative of Gold Fields’ peer competitors, as some of the companies in the XAU Index are not pure gold mining companies. Furthermore, since the selection of the XAU Index as a benchmark, a number of relatively small gold producers have been included in the XAU Index and again these cannot be regarded as representative of Gold Fields’ peer competitors. Accordingly, instead of using the XAU Index, Gold Fields’ performance is therefore measured against only five gold mining companies whom it believes can be regarded as its peer competitors.

The incremental fair value resulting from the modification amounted to $7.8 million which was expensed over the remaining vesting period of the restricted shares. In terms of the 2005 Plan rules, SARS currently expire no later than six years from the grant date and vest three years after grant date. None of the SARS granted after June 30, 2009 were exercisable on December 31, 2012 and December 31, 2011. The average exercise price for SARS outstanding at December 31, 2012 and December 31, 2011 was R106.83 ($12.47) and R107.79 ($13.26) respectively. No further SARS allocations are being made under the Gold Fields Limited 2005 Share Plan following the introduction of the Employee Share Bonus Plan.

The following tables summarize information relating to the options outstanding at December 31, 2012 and December 31, 2011.

	Outstanding options at December 31, 2011
	Price range		Number of options	Contractual life	Weighted average exercise price
	Rand	$		(in years)	Rand	$
Range of prices	85.00 - 109.99	10.46 - 13.52	712,244	3.62	99.36	12.22
	110.00 - 134.99	13.53 - 16.6	499,554	4.51	119.82	14.74

Total			1,211,798	3.99	107.79	13.26

	Outstanding options at December 31, 2012
	Price range		Number of options	Contractual life	Weighted average exercise price
	Rand	$		(in years)	Rand	$
Range of prices	85.00 - 109.99	9.92 - 12.83	544,466	2.71	98.12	11.45
	110.00 - 134.99	12.84 - 15.75	371,110	4.13	119.13	13.90
	135.00 - 159.99	15.76 - 18.67	5,930	5.01	136.29	15.90

Total			921,506	3.30	106.83	12.47

The PVRS have not been included in the table above as they do not have an expiry date and are granted for no consideration.

GF Management Incentive Scheme: Prior to approval of The 2005 Plan, share options were available to executive officers and other employees, as determined by the Gold Fields Board of Directors under The GF Management Incentive Scheme. Options to purchase a total of 26,000 ordinary shares were outstanding under The GF Management Incentive Scheme as of December 31, 2012 none of which were held by the executives of Sibanye. The exercise prices of all outstanding options range between R89.80 and R140.66 per ordinary share and they expire between January 3, 2013 and July 1, 2013. The exercise price of each ordinary share which is the subject of an option is the weighted average price of the ordinary shares on the JSE on the day immediately preceding the date on which the Board of Directors resolved to grant the option.

Each option may normally only be exercised by a participant on the following bases: (1) after two years have elapsed from the date on which the option was accepted by the participant, in respect of not more than one-third of the ordinary shares which are the subject of that option; (2) after three years have elapsed from the date on which the option was accepted by the participant, in respect of not more than a further one-third (representing two-thirds cumulatively) of the ordinary shares which are the subject of that option; and (3) after four years have elapsed from the date on which the option was accepted by the participant, in respect of all the ordinary shares which are the subject of that option, subject to revision by the Gold Fields Board of Directors. For so long as a person continues to work for the Gold Fields Group, options lapse seven years after the date of acceptance of the option by the participant. Options vest as soon as they are exercisable, and employees who leave the Gold Fields group have one year following their departure to exercise options which have vested. Options which are not yet exercisable are forfeited upon leaving employment, subject to exceptions relating to changes in control of Gold Fields and no fault termination of service as part of organizational restructuring.

The share option scheme may be amended from time to time by the Board of Directors and the trustees of the scheme in any respect (except in relation to amendments affecting: (1) the eligibility of participants under the scheme; (2) the formula for calculating the total number of ordinary shares which may be issued under the scheme; (3) the maximum number of options which may be acquired by any participant; (4) the option price formula; and (5) the voting, dividend and transfer rights attaching to options, which may only be amended through approval in a general meeting), provided that no such amendment shall operate to affect the vested rights of any participant.

The first allocations were made under The 2005 Plan in March 2006 and no further allocations will be made under The GF Management Incentive Scheme from that date.

For the convenience of the reader, the Rand amounts have been converted to U.S. dollars at the balance sheet rates for the respective fiscal years.

Details of the options granted under the GF Management Incentive Scheme are detailed below.

	Number of Options	Average option price
		Rand	$
Outstanding at July 1, 2009	823,730	79.03	9.81
Exercised and released	(351,420)	75.69	9.99
Forfeited	(64,648)	95.41	12.59

Outstanding at June 30, 2010	407,662	79.32	10.48
Exercised and released	(165,153)	76.70	10.74
Forfeited	(14,169)	106.31	14.89

Outstanding at December 31, 2010	228,340	79.54	11.78
Exercised and released	(147,136)	74.46	10.31
Forfeited	(14,100)	111.75	15.48

Outstanding at December 31, 2011	67,104	80.83	9.94
Exercised and released	(35,036)	64.82	7.91
Forfeited	(6,068)	97.97	11.96

Outstanding at December 31, 2012	26,000	98.42	11.48

In terms of the GF Management Incentive Scheme rules, options currently expire no later than seven years from the grant date. All of the outstanding options under this Scheme have vested and are therefore exercisable. The range of exercise prices for options outstanding at December 31, 2012 was R89.80 to R140.66. The range of exercise prices for options is wide primarily due to the fluctuation of the price of the Gold Fields stock over the period of the grants.

No further allocations are being made under the GF Management Incentive Scheme in view of the Gold Fields Limited 2005 Share Plan.

The following table summarizes information relating to the options outstanding at December 31, 2012 and December 31, 2011.

	Outstanding options at December 31, 2011
	Price range		Number of options	Contractual life	Weighted average exercise price
	Rand	$		(in years)	Rand	$
Range of prices	60.00 - 84.99	7.38 - 10.45	38,504	0.37	64.92	7.99
	85.00 - 109.99	10.46 - 13.52	19,200	0.86	89.80	11.05
	110.00 - 134.99	13.53 - 16.60	4,200	1.03	111.66	13.73
	135.00 - 159.99	16.61 - 19.68	5,200	1.16	140.66	17.30

Total			67,104	0.61	80.83	9.94

	Outstanding options at December 31, 2012
	Price range		Number of options	Contractual life	Weighted average exercise price
	Rand	$		(in years)	Rand	$
Range of prices	85.00 - 109.99	9.92 - 12.83	19,200	0.41	89.80	10.48
	110.00 - 134.99	12.84 - 15.75	4,200	0.04	111.66	13.03
	135.00 - 159.99	15.76 - 18.67	2,600	0.17	140.66	16.41

Total			26,000	0.33	98.42	11.48

These options will expire if not exercised at specific dates ranging from January 3, 2013 and July 1, 2013. Market prices of shares for which options were exercised during the year ended December 31, 2012 ranged from R63.65 to R111.66.

The Group used the Black Scholes Model to value the SARS. The inputs to the model for awards granted during the period were as follows:

	December 31, 2012	December 31, 2011	December 31, 2010	June 30, 2010
Weighted average exercise price—Rand	—	119.17	93.89	90.84
Weighted average expected volatility*	—	46.4%	50.2%	52.0%
Expected term (years)	—	5.90	3.0 - 4.2	3.0 - 4.2
Historical dividend yield	—	1.70%	1.00%	1.00%
Weighted average risk free interest rate	—	6.90%	6.90%	7.90%
Weighted average fair value—Rand	—	51.66	55.06	43.80

The Group used the Monte-Carlo Simulation to value the PVRS. The inputs to the model for awards granted during the year were as follows:
Weighted average expected volatility*	—	64.1%	50.1%	50.4%
Expected term (years)	—	3.0	3.0	3.0
Historical dividend yield	—	1.70%	1.90%	1.40%
Weighted average risk free interest rate (based on U.S. interest rate)	—	0.20%	0.20%	0.20%
Weighted average fair value—Rand	—	206.27	191.38	155.78

*	Based on a statistical analysis of the historical share price on a weighted moving average basis for the expected term of the option

The Gold Fields Limited 2012 Share Plan: At the Gold Fields annual general meeting on May 14, 2012 Gold Fields shareholders approved the adoption of the Gold Fields Limited 2012 Share Plan to replace the Gold Fields Limited 2005 Share Plan. The Plan provides for two methods of participation, namely the Performance Share (“PS”) Method and the Bonus Share (“BS”) Method. This plan seeks to attract, retain, motivate and reward participating employees on a basis which seeks to align the interests of such employees with those of the Gold Fields share owners.

The salient features of the Plan are:

•

PS and BS are offered to participants annually in March. Quarterly allocations of PS are also made in June, September and December on a pro rata basis to qualifying new employees. PS and BS are performance-related shares, granted at zero cost ( the shares are granted in exchange for the rendering of service by participants to Gold Fields during the three year restricted period prior to the share vesting period);

•

based on the rules of the Plan, the actual number of PS which would be settled to a participant three years after the original award date is determined by Gold Fields’ performance measured against the performance of seven other major gold mining companies (“the peer group”) based on the relative change in the Gold Fields share price compared to the basket of respective US Dollar share prices of the peer group. Furthermore, for PS awards to be settled to members of the Gold Fields Executive Committee, an internal Gold Fields performance target is required to be met before the external relative measure is applied. The internal target performance criterion has been set at 85% of the Gold Fields’ planned gold production over the three-year measurement period as set out in the business plans of Gold Fields and approved by the Gold Fields Board. In the event that the internal target performance criterion is met the full initial target award shall be settled on the settlement date. In addition, the Gold Fields Remuneration Committee has determined that the number of PS to be settled may be increased by up to 200% of the number of the initial target PS conditionally awarded, depending on the performance of Gold Fields relative to the performance of the peer group, based on the relative change in the Gold Fields share price compared to the basket of respective US Dollar share prices of the peer group.

•

the performance that will result in the settlement of shares is to be measured by Gold Fields’ share price performance relative to the share price performance of the following peer gold mining companies, collectively referred to as “the peer group” (AngloGold Ashanti, Barrick Gold Corporation, GoldCorp Incorporated, Harmony Gold Mining Gold Fields, Newmont Mining Corporation, Newcrest Mining Limited and Kinross Gold Corporation), over the three year period.

•

the performance of the Gold Fields’ shares against the shares of the peer group will be measured for the three-year period running from the first business day of the month preceding the relevant allocation and award date;

•

based on the rules of the Plan, the actual number of BS which would be settled equally to a participant over a nine-month and a 18-month period after the original award date is determined by the employee’s annual cash bonus calculated with reference to actual performance against predetermined targets for the financial year ended immediately preceding the award date.

The below summary reflects instruments allocated to Sibanye Gold:

	Number of Performance shares	Number of Bonus shares
Outstanding at December 31, 2011	—	—
Granted during the period	1,638,684	489,748
Exercised and released	—	(216,715)
Forfeited	(73,889)	(16,582)
Transfers from the Gold Fields group	(27,412)	—

Outstanding at December 31, 2012	1,537,383	256,451

The fair value of the above equity instruments granted during the period were valued using the Monte Carlo Simulation models:

The Group uses a future trading model to estimates the loss in value to the holders of the bonus shares (BS) due to trading restrictions. The actual valuation is developed using the Monte Carlo analysis of the future share price of Gold Fields. The inputs to the model for awards granted during the period were as follows:

	December 31, 2012	December 31, 2011	December 31, 2010	June 30, 2010
Weighted average expected volatility*	29.4%	—	—	—

Expected term (months)	9 - 18	—	—	—

Historical dividend yield	2.70%	—	—	—

Weighted average risk free interest rate (based on South African interest rates)	5.50%	—	—	—

Weighted average fair value—Rand	115.74	—	—	—

The Group uses the Monte-Carlo Simulation to value the performance shares (PS). The inputs to the model for awards granted during the year were as follows:
Weighted average expected volatility*	36.5%	—	—	—

Expected term (years)	3.0	—	—	—

Historical dividend yield	1.60%	—	—	—

Weighted average risk free interest rate (based on U.S. interest rate)	0.70%	—	—	—

Weighted average fair value—Rand	162.41	—	—	—

*	Based on a statistical analysis of the historical share price on a weighted moving average basis for the expected term of the option

Vesting of PS is based on Gold Fields’ performance on the Philadelphia XAU Index (“XAU”) relative to the seven representative peers in the gold mining industry rather than all members of the index, because some members of the index are not purely gold mining companies or are small producers.

(c) South African Equity Empowerment Transactions

The South African Mining Charter requires mining entities to achieve a 26% ownership of South African mining assets by historically disadvantaged South Africans, or HDSA, by the year 2014.

In fiscal year ended June 30, 2004, Gold Fields implemented its first 15% Black Economic Empowerment, or BEE, transaction with Mvelaphanda, a BEE partner. During the six months ended December 31, 2010, Gold Fields implemented two empowerment transactions to comply with the 2014 BEE equity ownership targets. The value of these transactions was $182.1 million comprising of an employee share option plan, or ESOP, for an effective 10.75% indirect beneficial interest in GFIMSA and a broad-based BEE transaction for an effective 1.0% indirect beneficial interest in GFIMSA. For accounting purposes, these transactions qualify as share-based compensation costs. $10.8 million of the $182.1 million related to South Deep, which is included within discontinued operations.

Under the ESOP transaction, 13.5 million Gold Fields shares were issued to approximately 47,000 GFIMSA employees. These shares were valued on the grant date using the Gold Fields closing share price of R122.79 on December 22, 2010, adjusted by a marketability discount of 25.8% to reflect the value of the restrictions placed on these shares; that the eligible employees may not dispose of the shares until after 15 years from grant date. The cost of this once-off stock-based compensation was $171.9 million.

Under the broad-based BEE transaction, 0.6 million Gold Fields shares were issued to broad-based BEE partners on December 23, 2010. The share-based compensation cost, based on the Gold Fields closing share price of R118.51, was $10.2 million. These shares were not adjusted by a marketability discount because they had no trading restrictions.

(d) Sibanye Gold Limited 2013 Share Plan

On November 21, 2012 the shareholder of Sibanye Gold passed a resolution to approve and adopt for implementation the Sibanye Gold 2013 Share Plan (the “SGL Plan”) with effect from the date of listing in February 2013. This plan was implemented to replace the Gold Fields Limited 2012 Share Plan that Sibanye Gold’s employees participated in. The SGL Plan provides for two methods of participation, namely the Performance Share Method (“PS”) and the Bonus Share Method (“BS”). This plan seeks to attract, retain, motivate and reward participating employees on a basis which seeks to align the interests of such employees with those of the shareholders.

The salient features of the Plan are:

•

PS and BS are offered to participants annually in March. Quarterly allocations of PS are also made in June, September and December on a pro rata basis to qualifying new employees. PS and BS are performance-related shares, granted at zero cost (the shares are granted in exchange for the rendering of service by participants to the Group during the three-year restricted period prior to the share vesting period);

•

based on the rules of the SGL Plan, the actual number of PS which would be settled to a participant three years after the original award date is determined by the Company’s performance measured against the performance of five other major gold mining companies (the peer group) based on the relative change in the Sibanye Gold share price compared to the basket of respective share prices of the peer group. Furthermore, for PS awards to be settled to members of the Executive Committee, an internal company performance target is required to be met before the external relative measure is applied;

•

the performance of the Company that will result in the settlement of shares is to be measured by the Company’s share price performance relative to the share price performance of peer gold mining companies to be determined by the Remuneration Committee over a three-year period;

•	the performance of the Company’s shares against the shares of the peer group will be measured for the three-year period running from the relevant award date;

•	BS are offered to participants annually in March; and

•

based on the rules of the SGL Plan, the actual number of BS which would be settled equally to a participant over a nine month and an 18-month period after the original award date is determined by the employee’s annual cash bonus calculated with reference to actual performance against predetermined targets for the financial year ended immediately preceding the award date.

The directors were authorised to issue and allot all or any of such shares required for the plans, but in aggregate all plans may not exceed 35,309,563 of the total issued ordinary shares capital of the Company. An individual participant may also not be awarded an aggregate of shares from all or any such plans exceeding 3,530,956 of the Company’s total issued ordinary share capital.

The compensation cost related to awards to be granted in the future will mirror the costs that would have been expensed in future periods under the Gold Fields Limited Share Plans above. All Gold Fields shares will vest pro rata (“no fault termination” rules will apply). The proportionate unvested options under the Gold Fields Limited Share Plans on date of Spin-off will be replaced with Sibanye Gold shares to the equivalent value.

The value of the unvested options will be valued and adjusted at the volume weighted average share price (“VWAP”) of Gold Fields Limited 10 days prior to the listing of Sibanye Gold Limited. These options will be replaced with Sibanye Gold Limited 2013 share options to the equivalent value based on the Sibanye Gold VWAP three days prior to March 1, 2013.